SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

POEMA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39844 (Commission File Number)	98-1561530 (I.R.S. Employer Identification No.)

101 Natoma St., 2F San Francisco, CA United States of America (Address of principal executive offices)		94105 (Zip Code)

+1 415 432 8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	PPGH.U	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PPGH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PPGHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 16, 2021, Poema Global Holdings Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Poema Global”) entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of March 21, 2022, the “Merger Agreement”) with Gogoro Inc., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Gogoro”), Starship Merger Sub I Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Gogoro (“Merger Sub”) and Starship Merger Sub II Limited, an exempted company incorporated with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of Gogoro (“Merger Sub II”).

On March 31, 2022, Poema Global held an extraordinary general meeting of shareholders and approved the proposal to approve the Business Combination (as defined below). In connection with the Business Combination, holders of 29,506,265 Poema Global’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.006 per share, for an aggregate redemption amount of $295,230,432.36.

On April 4, 2022 (the “Closing Date”), pursuant to the Merger Agreement, (i) Merger Sub merged with and into Poema Global (the “First Merger”), with Poema Global surviving the First Merger as a wholly-owned subsidiary of Gogoro, and (ii) Poema Global merged with and into Merger Sub II (the “Second Merger”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Gogoro (collectively, the “Business Combination”).

Additionally, on or about the Closing Date, certain investors (“PIPE Investors”) completed the subscription of 29,482,000 ordinary shares of Gogoro, par value $0.0001 per share (“Gogoro Ordinary Shares”) at $10.00 per share for an aggregate subscription price of $294,820,000, pursuant to a series of subscription agreements (the “Subscription Agreements”) previously entered into among the PIPE Investors, Poema Global and Gogoro.

Prior to the Closing Date, the interim amended and restated memorandum and articles of association of Gogoro was adopted and became effective. On the Closing Date, immediately prior to the effective time of the First Merger (the “First Effective Time”) and prior to the consummation of any of the transactions contemplated by the Subscription Agreements, (i) Gogoro repurchased each series C preferred share of Gogoro (“Gogoro Series C Preferred Shares”), that was issued and outstanding immediately prior to the First Effective Time, for cash consideration in an amount equal to the initial subscription price for such Gogoro Series C Preferred Shares. Immediately upon receipt of such cash consideration, each holder of a Gogoro Series C Preferred Share applied such amount to the subscription for one Gogoro Ordinary Share; (ii) the amended and restated memorandum and articles of association of Gogoro was adopted and became effective; and (iii) each Gogoro Ordinary Share that was issued and outstanding immediately prior to the First Effective Time was subdivided into 0.8752888353 Gogoro Ordinary Shares, such that each Gogoro Ordinary Share shall have a value of $10.00 per share after giving effect to such share subdivision (the “Share Subdivision”). Actions set forth in paragraphs (i) through (iii) above are collectively referred to as the “Recapitalization.” Immediately following the Share Subdivision but prior to the consummation of any of the transactions contemplated by the Subscription Agreements or any transactions described in the following two paragraphs, there were 201,125,149 Gogoro Ordinary Shares issued and outstanding.

Pursuant to the Merger Agreement, immediately prior to the First Effective Time, each Class B ordinary share of Poema Global, par value $0.0001 per share (“Poema Global Class B Shares”), outstanding immediately prior to the First Effective Time was automatically converted into one Class A ordinary share of Poema Global, par value $0.0001 per share (“Poema Global Class A Shares”) in accordance with the terms of the Poema Global A&R Memorandum and Articles of Association (such automatic conversion, the “Poema Global Class B Conversion”) and each Poema Global Class B Share was no longer outstanding and was automatically canceled, and each former holder of Poema Global Class B Shares thereafter ceased to have any rights with respect to such shares. Immediately prior to the First Effective Time, the Poema Global Class A Shares and the warrants of Poema Global sold to the public (the “Public Warrants”) comprising each issued and outstanding unit (“Unit”), consisting of one Poema Global Class A Share and one-half of one Public Warrant, was automatically separated and the holder thereof was deemed to hold one Poema Global Class A Share and one-half of one Public Warrant (the “Unit Separation”). No fractional Public Warrants was issued in connection with such separation such that if a holder of such Units would be entitled to receive a fractional Public Warrant upon such separation, the number of Public Warrants to be issued to such holder upon such separation was rounded down to the nearest whole number of Public Warrants and no cash was paid in lieu of such fractional Public Warrants. After giving effect to the Poema Global Class B Conversion and the Unit Separation, at the First Effective Time and as a result of the First Merger, each issued and outstanding Poema Global Class A Share (including in connection with the Poema Global Class B Conversion and the Unit Separation) was no longer outstanding and was automatically converted into the right of the holder thereof to receive one Gogoro Ordinary Share (after giving effect to the Recapitalization).

Pursuant to the Merger Agreement, each Public Warrant (including in connection with the Unit Separation) and each issued and outstanding warrant of Poema Global sold to Poema Global Partners LLC, a Cayman Islands limited liability company (the “Sponsor”), in a private placement in connection with Poema Global’s initial public offering (the “Private Warrants”) was automatically and irrevocably be assumed by Gogoro and converted into a corresponding warrant exercisable for Gogoro Ordinary Shares (the “Gogoro Warrants”).

Pursuant to the Merger Agreement, (i) each ordinary share, par value $0.0001 per share, of Merger Sub that was issued and outstanding immediately prior to the First Effective Time was automatically converted into one ordinary share, par value $0.0001 per share, of Poema Global (as the surviving entity of the First Merger), (ii) each ordinary share of Poema Global (as the surviving entity of the First Merger) that was issued and outstanding immediately prior to the effective time of the Second Merger (the “Second Effective Time”) was automatically cancelled and extinguished without any conversion thereof or payment therefor; and (iii) each ordinary share of Merger Sub II (as the surviving entity of the Second Merger) issued and outstanding immediately prior to the Second Effective Time remains outstanding and is not affected by the Second Merger.

The Gogoro Ordinary Shares and the Gogoro Warrants are expected to begin trading on the Nasdaq Global Select Market under the symbols “GGR” and “GGROW,” respectively, on April 5, 2022.

The foregoing description of the Merger Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, which was filed as Exhibit 2.1 to Poema Global’s Current Report on Form 8-K filed on September 16, 2021 (for the Agreement and Plan of Merger) and as Exhibit 2.1 to Poema Global’s Current Report on Form 8-K filed on March 21, 2022 (for Amendment No. 1 to Agreement and Plan of Merger), and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Under the Merger Agreement, the obligation of Gogoro, Merger Sub and Merger Sub II to consummate the Business Combination is subject to the condition that the funds contained in the Trust Account (as defined in the Merger Agreement) (after giving effect to the exercise of the redemption rights of the Poema Global shareholders and net of any unpaid or contingent liabilities of Poema Global including any deferred underwriting commissions and transaction expenses), together with the aggregate amount of proceeds from any PIPE Financing and Permitted Equity Financing (each as defined in the Merger Agreement), equal or exceed $400,000,000 (the “Minimum Available Cash Condition”).

On April 4, 2022, Poema Global, Gogoro, Merger Sub and Merger Sub II entered into a waiver to the Merger Agreement (the “Waiver”) with respect to the waiver of the Minimum Available Cash Condition.

A copy of the Waiver is filed herewith as Exhibit 2.3 to this Current Report on Form 8-K and the foregoing description of the Waiver is qualified in its entirety by reference thereto.

Assignment and Assumption Agreement

Immediately prior to the consummation of the Business Combination, Gogoro, Poema Global, and Continental Stock Transfer & Trust Company (“Continental”) entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”), pursuant to which Poema Global assigned to Gogoro all of its rights, interests, and obligations in and under the Warrant Agreement, dated January 5, 2021, by and between Poema Global and Continental, and the terms and conditions of such Warrant Agreement were amended and restated to, among other things, reflect the assumption of the Public Warrants and Private Warrants by Gogoro as described above.

The foregoing description of the Assignment and Assumption Agreement and the rights and restrictions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assignment and Assumption Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Poema Global terminated in accordance with their terms:

(i) certain Investment Management Trust Agreement, dated as of January 5, 2021, by and between Poema Global and Continental, pursuant to which Continental invested the proceeds of Poema Global’s initial public offering in a trust account;

(ii) certain Administrative Services Agreement, dated as of January 5, 2021, between Poema Global and the Sponsor, pursuant to which the Sponsor provided Poema Global with office space, secretarial and administrative services for $10,000 per month;

(iii) certain Letter Agreement, dated as of January 5, 2021, among Poema Global, the Sponsor and each executive officer and director of Poema Global, pursuant to which the Sponsor and each executive officer and director of Poema Global agreed to vote any equity of Poema Global held by him, her or it in favor of Poema Global’s initial business combination, to facilitate the liquidation and winding up of Poema Global if an initial business combination is not consummated within 24 months, to certain transfer restrictions with respect to Poema Global’s securities, to certain indemnification obligations of the Sponsor, and Poema Global agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

(iv) certain Registration and Shareholder Rights Agreement, dated January 5, 2021, among Poema Global, the Sponsor and certain equity holders of Poema Global, which, among other things, provided for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equity holders.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Poema Global notified The Nasdaq Stock Exchange LLC (“Nasdaq”) that the Business Combination had become effective and that Poema Global’s outstanding securities had been converted into Gogoro Ordinary Shares and Gogoro Warrants. Poema Global requested that Nasdaq delist Poema Global’s Class A ordinary shares, redeemable warrants, and units and, as a result, trading of Poema Global’s Class A ordinary shares, redeemable warrants, and units on Nasdaq was suspended at 4:00 p.m. on April 4, 2022. On April 4, 2022, Poema Global filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Poema Global’s Class A ordinary shares, redeemable warrants and units from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Poema Global occurred. At the First Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub and Poema Global became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Poema Global (as the surviving entity of the First Merger). At the Second Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Poema Global and Merger Sub II became the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Merger Sub II, which is a wholly-owned subsidiary of Gogoro. Poema Global ceased to exist following the consummation of the Business Combination.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the Merger Agreement, Poema Global merged with and into Merger Sub II and upon the Second Effective Time, Poema Global ceased to exist and each of Poema Global’s officers and directors forthwith ceased to serve as an officer or director of Poema Global. These resignations were not a result of any disagreement between Poema Global and the officers and directors on any matter relating to Poema Global’s operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of September 16, 2021, by and among Gogoro Inc., Poema Global Holdings Corp., Starship Merger Sub I Limited and Starship Merger Sub II Limited (incorporated by reference to Exhibit 2.1 to Poema Global’s Current Report on Form 8-K filed on September 16, 2021 (File No. 001-39844))

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 21, 2022, by and among Gogoro Inc., Poema Global Holdings Corp., Starship Merger Sub I Limited and Starship Merger Sub II Limited (incorporated by reference to Exhibit 2.1 to Poema Global’s Current Report on Form 8-K filed on March 21, 2022 (File No. 001-39844))

2.3	Waiver to Agreement and Plan of Merger, dated as of April 4, 2022, by and among Gogoro Inc., Poema Global Holdings Corp., Starship Merger Sub I Limited and Starship Merger Sub II Limited

10.1	Assignment and Assumption Agreement, dated as of April 4, 2022, by and among Gogoro Inc., Poema Global Holdings Corp. and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*            The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Poema Global hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Poema Global may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2022	Poema Global Holdings Corp.

	By:	/s/ Homer Sun
	Name:	Homer Sun
	Title:	Chief Executive Officer